UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2005


                               Juniper Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               000-19170                              11-2866771
--------------------------------------------------------------------------------
       (Commission File Number)           (IRS Employer Identification Number)

           111 Great Neck Road, Suite 604, Great Neck, New York 11021
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 829-4670
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| |? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On August 10, 2005, Juniper Group sold to an accredited investor for $300,000 3,000,000 shares of its common stock and a warrant to purchase 750,000 shares of its common stock at an exercise price of $0.50. The warrant has a term of five years. These shares and this warrant were exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of the Securities Act.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JUNIPER GROUP, INC.

Dated: August 16, 2005             By:  /s/ Vlado P. Hreljanovic
                                        ---------------------------------------
                                        Vlado P. Hreljanovic, President and CEO